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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date Of Report (Date Of Earliest Event Reported): 12/13/2004

                        CLEAR CHANNEL COMMUNICATIONS INC
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-09645

             TX                                                 74-1787539
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

                                  200 E. Basse
                              San Antonio, TX 78209
          (Address of Principal Executive Offices, Including Zip Code)

                                  210-822-2828
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

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                       Items to be Included in this Report

Item 8.01. Other Events

On December 13, 2004, Clear Channel Communications, Inc. entered into an underwriting agreement for the public offering of $250 million of its 5.5% Notes Due 2016. Closing of the transaction occurred on December 16, 2004. The purpose of this report is to permit the registrant to file herewith those exhibits listed in Item 9.01 below.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

      1.1 Underwriting Agreement dated December 13, 2004, by and among Clear Channel Communications, Inc. and Banc of America Securities LLC.

      5.1   Opinion of Akin Gump Strauss Hauer & Feld LLP.

      10.1 Nineteenth Supplemental Indenture dated as of December 16, 2004, to Senior Indenture dated October 1, 1997, by and between Clear Channel Communications, Inc. and The Bank of New York, as Trustee.

                                  Signature(s)

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                       CLEAR CHANNEL COMMUNICATIONS, INC.

Date: December 16, 2004                By: /s/ HERBERT W. HILL, JR.
                                           -------------------------------------
                                           Herbert W. Hill, Jr.
                                           Sr. Vice President/Chief Accounting
                                           Officer

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                                INDEX TO EXHIBITS

1.1 Underwriting Agreement dated December 13, 2004, by and among Clear Channel Communications, Inc. and Banc of America Securities LLC.

5.1   Opinion of Akin Gump Strauss Hauer & Feld LLP.

10.1 Nineteenth Supplemental Indenture dated as of December 16, 2004, to Senior Indenture dated October 1, 1997, by and between Clear Channel Communications, Inc. and The Bank of New York, as Trustee.